TRANSACTIONS WITH RELATED PARTIES AND OTHER LOAN (Tables)	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Schedule of Maturity of Debt Obligations	The financing leaseback from related party mature as follows, as of December 31, 2017:
2018	$664
2019	703
2020	745
2021	790
2022	6,742

$9,644

Schedule of Transactions and Balances with Related Party and Other Loan
The Company has, from time to time, entered into transactions with its shareholders (the Kibbutz). The following table summarizes such transactions:

	Year ended December 31,
	2017	2016	2015
Cost of revenues	$6,936	$6,004	$7,638
Research and development	$179	$176	$180
Selling and marketing	$776	$855	$691
General and administrative	$1,654	$1,683	$1,828
Finance expenses, net	$564	$569	$597

Balances with related party and other loan:

	December 31,
	2017	2016

Related party and other loan (1,2)	$3,463	$3,099
Long-term loan and financing leaseback from a related party (2)	$8,336	$8,070

(1)
On January 17, 2011 a loan of 4 million Canadian dollars was made to Caesarstone Canada Inc. by its shareholders, CIOT and the Company, on a pro rata basis. The loan bears interest until repayment at a per annum rate equal to Bank of Canada's prime business rate plus 0.25%. The interest accrued on the loan is payable on a quarterly basis. As of December 31, 2017 the loan was classified to Related party and other loan balance.

(2)
In September, 2012, a financing leaseback of $10,900 related to Bar-Lev transaction was granted to the Company by Kibbutz Sdot-Yam. The financing leaseback bears interest until repayment at a per annum rate equal to 6.09% and is subject to adjustment for increases in the Israeli consumer price index.